EXHIBIT 23.1

                               1996 ANNUAL REPORT
                           FORM 10-K, COMMISSION FILE



                         NEWPORT NEWS SHIPBUILDING INC.
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



            As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement file numbers 333-20285, 333-17449, 333-22503, 333-22501, 333-22537, 333-17447, and 333-22539.





                                                   ARTHUR ANDERSEN LLP

Washington, D.C.,
March 28, 1997

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